Ivy Funds

Supplement dated August 18, 2017 to the

Ivy Crossover Credit Fund Statement of Additional Information

dated April 3, 2017

1) Effective September 18, 2017, the following replaces in its entirety the chart titled “Sales Charges for Class A and Class E (when offered) Shares” under the “Investment Advisory and Other Services” section on page 60:

Sales Charges for Class A Shares

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for certain Class A shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $1 million or more in the Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Sales Charges for Class E Shares (when offered)

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class E shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $250,000 or more in the Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Supplement	Statement of Additional Information	1

IDI may pay dealers up to $1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

    1.00% — Sales of $1.0 million ($250,000 for Class E Shares) to $3,999,999.99

    0.50% — Sales of $40 million to $49,999,999.99

    0.25% — Sales of $50.0 million or more

On each purchase of the Class A and Class E shares of the Fund offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

2) Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 66:

Initial investments must be at least $750 for Class A shares and $250 for Class E shares, with the exceptions described in this paragraph.

3) Effective September 18, 2017, the reference to “investing $1 million or more” on page 68 is changed to “investing $1 million or more ($250,000 or more for Class E Shares)”.

2	Statement of Additional Information	Supplement